                                                                    Exhibit 10.2

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated March 1, 1996, is by and between Cambridge Industries, Inc. (the "Company") and Richard
S. Crawford ("Executive").

     WHEREAS, Executive is employed by the Company pursuant to the terms of that certain Employment Agreement (the "Agreement") dated as of November 17, 1995 between the Company and Executive.

     WHEREAS, the Company and Executive wish to amend the Agreement.

     NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

     1. Paragraph 3 of the Agreement is hereby amended by replacing "$400,000" with "$475,000".

     2. Paragraph 3 of the Agreement is hereby amended, effective the date hereof, by adding after subparagraph (c) the following subparagraph:

          "(d) In addition to the Base Salary, the Company shall pay Executive $412,500 upon the acquisition of the Reinforced Plastic Division of GenCorp, Inc., an Ohio corporation."

     3.   Applicable Law. All issues and questions concerning the construction,
          --------------
validity, interpretation and enforceability of this Amendment shall be governed by, and construed in accordance with, the laws of the State of Michigan, without giving effect to any choice of law or conflict of law provisions (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

     4.   Counterparts; Effectiveness. This Amendment may be executed in any
          ---------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party hereto.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first written above.

                                      CAMBRIDGE INDUSTRIES, INC.


                                      By: /s/ [SIGNATURE APPEARS HERE]
                                          -----------------------------------
                                          Name:
                                          Title:


                                      /s/ Richard S. Crawford
                                      ---------------------------------------
                                      RICHARD S. CRAWFORD

                                       2